                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Wayne Hummer Money Fund Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                         WAYNE HUMMER MONEY FUND TRUST

                             IMPORTANT INFORMATION
                               FOR SHAREHOLDERS
                                                              May 21, 1999

   Wayne Hummer Money Fund Trust (the "Trust") will hold a special meeting of shareholders on June 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.

   TIME IS OF THE ESSENCE . . . YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE TRUST.

Q: Why am I being asked to vote?

  A: Mutual funds are required to obtain shareholders' votes to elect trustees and for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q: What issues am I being asked to vote on?

  A: The proposals include the election of Trustees, approval of changes to the Trust's fundamental investment policies, approval of a Reorganization of the Trust into another mutual fund sponsored by Wayne Hummer and approval of the Investment Advisory Agreement that would apply after the Reorganization.

Q: Why are individuals recommended for election to the Board of Trustees?

  A: The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders of the Trust and can exercise all of the Trust's powers, except those reserved only for shareholders. The Proxy Statement includes a brief description of each nominee's background and current position with the Trust.

Q: Why are the Trust's "fundamental policies" being changed?

  A: Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies. Several of the Trust's fundamental policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

Q: What is the purpose of the Reorganization?

  A: Wayne Hummer Management Company (the "Adviser") presently advises the
     Trust, a Massachusetts business trust having one portfolio of shares, the Money Market portfolio (the "Fund") and Wayne Hummer Investment Trust, which has two portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund. The reorganization would result in the assets and liabilities of the Fund being transferred to a new money market series ("New Fund") of Wayne Hummer Investment Trust in a manner such that the shareholders of the Fund at the time of the Reorganization would instead become shareholders of New Fund. The Adviser believes that having all of its funds in the same Massachusetts business trust and selling their shares out of the same prospectus would be more efficient and may result in certain economies of scale.

Q: Why am I being asked to authorize the approval of an Advisory Agreement between the Adviser and Wayne Hummer Investment Trust?

  A: The Reorganization contemplates that the shareholders of the Fund will become shareholders of the New Fund, which will be a portfolio of Wayne Hummer Investment Trust. The Amended Investment Advisory and Management Agreement ("New Agreement") that would govern the rendering of advisory services by the Adviser to the New Fund is substantially the same as the Investment Advisory and Management Agreement ("Old Agreement") between the Adviser and the Trust. Although the fee structures of the New Agreement and the Old Agreement are identical, there are a few differences in other provisions that are described in the accompanying proxy statement.

Q: How do I vote my shares?

  A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone or by the Internet as described in the Proxy Statement. If we do not receive your proxy card, your Wayne Hummer Investment Executive or an employee of Wayne Hummer Management Co. may contact you to request that you cast your vote.

Q: Who do I call if I have questions about the Proxy Statement?

  A: Call your Wayne Hummer Registered Representative or Jean Maurice at
     Wayne Hummer's toll-free number 1-800-621-4477.

Q: How do the members of the Board of Trustees suggest that I vote?

  A: After careful consideration, the Board of Trustees has unanimously approved these proposals and recommends that you vote FOR all proposals.

                                PROXY STATEMENT

                         WAYNE HUMMER MONEY FUND TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 30, 1999

To the Shareholders:

                                                              May 21, 1999

   You are invited to attend a special meeting of the shareholders of Wayne Hummer Money Fund Trust (the "Trust") to be held at the offices of Wayne Hummer Investments L.L.C., 300 South Wacker Drive, 14th Floor, Chicago, Illinois, at 10:00 a.m. (Central time), on June 30, 1999, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

     (1) To elect seven Trustees.

     (2) To make changes to the Trust's fundamental investment policies:

       (a) to eliminate the restriction on the types of securities in which the Trust may invest;

       (b) to eliminate the policy on diversification;

       (c) to eliminate the limitation on investment in any one issuer;

       (d) to eliminate the prohibition against investing for control;

       (e) to amend the policy on portfolio lending;

       (f) to eliminate the restriction on the purchase of shares of other investment companies;

       (g) to eliminate the prohibition on investing in real estate or oil interests;

       (h) to eliminate the prohibition against investing in unseasoned issuers;

       (i) to eliminate the fundamental policies on restricted and illiquid securities;

       (j) & (k) to amend policies on borrowing and the issuance of senior securities.

       (l) to amend the policy on pledging portfolio securities; and

        (m) to eliminate the prohibition against purchasing securities of issuers in which affiliates of the Trust hold an interest.

      (3) To approve an Agreement and Plan of Reorganization and the transactions contemplated thereby, the net effect of which would be to reorganize the Money Market portfolio of the Trust (the "Fund") into a newly created money market series of the Wayne Hummer Investment Trust (the "Reorganization"). (The Reorganization is conditioned upon the authorization of the approval of the Investment Advisory and Management Agreement, as described in Item (4), below.)

      (4) In conjunction with the Reorganization, to authorize the Fund, as the sole shareholder of the Money Market Fund series of Wayne Hummer Investment Trust, to vote its share in favor of an amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust. (The authorization of the approval of the Investment Advisory and Management Agreement is conditioned upon approval of the Reorganization, as described in Item (3), above.)

      (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Trustees has fixed April 23, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                          By Order of the Trustees

                                          Robert J. Moran
                                          Secretary

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT

                         WAYNE HUMMER MONEY FUND TRUST
                      300 South Wacker Drive, 15th Floor
                            Chicago, Illinois 60606

About the Proxy Solicitation and the Special Meeting

   The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on June 30, 1999, at the offices of Wayne Hummer Investments L.L.C., 300 South Wacker Drive, 14th Floor, Chicago, Illinois 60606 at 10:00 a.m. (Central time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

   The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust, Wayne Hummer Management Company, the Trust's investment adviser, and/or Wayne Hummer Investments L.L.C., the Trust's distributer, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone or otherwise. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

   Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Consistent with state law, you may also vote by touchtone telephone or by the Internet. To vote by telephone, have your proxy card ready and dial the toll-free number that appears on your voting instruction form. Enter the 12-digit control number found on the card and follow the instructions you will be given. To vote using the Internet, have your proxy card available, go to the website www.proxyvote.com, enter the 12-digit control number found on your proxy card and follow the instructions you will be given. Shareholders who communicate proxies by telephone or by the Internet have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form described below under "Additional Information--Quorum and Voting Requirements." Any telephonic or Internet voting will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact.

   At its meeting on January 23, 1999, the Board (i) reviewed the investment policies of the Trust and approved changes to them, subject to shareholder approval, (ii) approved an Agreement and Plan of Reorganization (which was amended and restated on May 7, 1999), the effect of which would be to reorganize the Money Market portfolio of the Trust (the "Fund") into a newly created money market series (the "New Fund") of Wayne Hummer Investment Trust (the "Reorganization"); and (iii) considered and recommended that, in conjunction with the Reorganization, the shareholders of the Trust authorize the Trust as the sole shareholder of the New Fund, to vote its share of the New Fund in favor of an amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust. The purposes of the Special Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 21, 1999, to shareholders of record at the close of business on April 23, 1999 (the "Record Date"). On the Record Date, the Trust had 350,513,563 outstanding shares.

   The Trust's principal executive offices are located at 300 South Wacker Drive, 15th Floor, Chicago, Illinois 60606. The Trust's toll-free telephone number is 1-800-621-4477. The Trust's Annual Report, which includes audited financial statements for the fiscal year ended March 31, 1999, and Semi-annual Report for the period ended September 30, 1998 were previously mailed to shareholders. Any shareholder wishing to receive another copy of the Annual Report and Semi-annual Report should contact the Trust's Treasurer, Ms. Jean Maurice, at the above address for the Trust, or by use of the Trust's toll-free telephone number, set forth above.

                                    ITEM 1

                          ELECTION OF SEVEN TRUSTEES

   The persons named as proxies intend to vote in favor of the election of Steven R. Becker, Charles V. Doherty, Joel D. Gingiss, Patrick B. Long, David
P. Poitras, James J. Riebandt and Eustace K. Shaw as Trustees of the Trust. All of the nominees, except for Messrs. Poitras and Riebandt, are presently serving as Trustees.

   Mr. Doherty was appointed Trustee on October 25, 1994, to fill a vacancy resulting from the retirement of Samuel B. Lyons. Messrs. Becker, Long, Gingiss and Shaw were previously elected by shareholders of the Trust on December 13, 1990. Mr. Riebandt was elected a Trustee by the Board of Trustees on May 7, 1999 when it increased the Board from six to seven Trustees. If elected, Mr. Poitras will fill a vacancy resulting from the retirement of Philip M. Burno, who also was elected by the shareholders on December 13, 1990. Mr. Burno's retirement would become effective upon the election of Mr. Poitras. The Board of Trustees and Wayne Hummer Management Company wish to express their appreciation to Mr. Burno for his contributions to the Trust.

   All nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting to elect Trustees and the election and qualification of their successors.

   If any nominee for election as a Trustees named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy may be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the members of the Nominating Committee of the Trust, none of the members of which are interested persons of the Trust, other than Mr. Doherty. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

About the Nominees

   The nominees are listed below with their ages at May 13, 1999, present positions with the Trust, and principal occupations during the past five years. The companies or organizations related to the principal occupations of the nominees standing for election as Trustees who are not interested persons of the Trust are not affiliated with the Trust.

                                                                       Shares
                                                                    Beneficially
                                                            Trustee   Owned on
  Name, Age and Principal Occupations During Last 5 Years    Since  May 13, 1999
  -------------------------------------------------------   ------- ------------
Steven R. Becker (48)*+....................................  1982     338,652(1)
 Principal, Wayne Hummer Investments L.L.C., prior to April
 1, 1996, Partner, Wayne Hummer & Co.; Director and former
 Vice President, Wayne Hummer Management Company.

Charles V. Doherty (65)*+..................................  1994      27,040(2)
 Managing Director, Madison Asset Group, Chicago, Illinois
 (registered investment adviser); Director, Lakeside Bank,
 Chicago, Illinois (Illinois state-chartered bank);
 Director, Knight Trimark Group, Inc. (holding company for
 securities broker); Director, Howe Barnes Securities, Inc.
 (securities broker); Director, NationsBank Financial
 Products; Director, Brauvin Capital Corp. (REIT).

Joel D. Gingiss (56)+......................................  1982       9,728(3)
 Assistant State Attorney, Lake County, Illinois, September
 1993 to present; formerly Chairman of the Board of
 Directors and President, Gingiss International (franchisor
 of Gingiss Formalwear Stores); past President,
 International Franchise Association.

Patrick B. Long (56).......................................  1982       2,226
 Chairman and Chief Executive Officer, KMS Industries, Inc.
 (fusion energy research); Chairman and Director, OG
 Technologies, Inc. (surface measurement technology
 company); Chairman and Director, AVIQS LLC (machine vision
 company).

David P. Poitras (38)*..................................... Nominee         0
 Vice President, Wayne Hummer Investment Trust; Vice
 President, Wayne Hummer Management Company since May 1992;
 Principal, Wayne Hummer Investments L.L.C.; prior to April
 1, 1996, Partner, Wayne Hummer & Co.; Bond Department
 Manager, Wayne Hummer.

James J. Riebandt (48)..................................... Nominee   193,109(4)
 Member, Riebandt & DeWald, P.C. (law firm).

Eustace K. Shaw (73).......................................  1982      20,071(5)
 Chairman of the Board of Directors, B. F. Shaw Printing
 Co.; formerly publisher, Newton Daily News.

--------
* Interested person of the Trust, as defined by the 1940 Act. Messrs. Becker and Poitras are interested persons by reason of being an officer, director, manager or employee of the investment adviser and/or distributor. Mr. Doherty is an interested person by virtue of serving as a director of a registered broker dealer, which is not affiliated with the Trust, Wayne Hummer Management Company or Wayne Hummer Investments L.L.C.

+  Member of the Executive Committee of the Trust.
(1) Includes shares owned by Mr. Becker's spouse and shares which Mr. Becker is deemed to beneficially own that are held by his minor children. Mr. Becker disclaims beneficial ownership of these shares.
(2) Includes shares owned by Mr. Doherty's spouse and shares which Mr. Doherty is deemed to beneficially own that are held by his spouse. Mr. Doherty disclaims beneficial ownership of these shares.

(3) Includes shares Mr. Gingiss is deemed to beneficially own that are held by his spouse and by Mr. Gingiss as a trustee for children. Mr. Gingiss disclaims beneficial ownership of these shares.

(4) Includes shares that Mr. Riebandt is deemed to beneficially own that are held by his wife and by a trust for which Mr. Riebandt is a trustee. Mr. Riebandt disclaims beneficial ownership of these shares.

(5) Represents shares Mr. Shaw is deemed to beneficially own that are held by a trust and a corporation. Mr. Shaw disclaims beneficial ownership of these shares.

   During the fiscal year ended March 31, 1999, there were 4 meetings of the Board of Trustees. Each of the trustees attended 75% or more of the meetings of the Board and all of the Committees of the Board of which they are members. The interested Trustees, other than Mr. Doherty, do not receive fees from the Trust. All non-interested Trustees and Mr. Doherty were reimbursed for expenses for attendance at Board of Trustees meetings.

   The Board of Trustees has an Audit Committee composed of Messrs. Doherty (Chairman), Gingiss, Long and Shaw, none of whom, other than Mr. Doherty, is an interested person of the Trust. The Audit Committee makes recommendations to the Board regarding the selection of independent public auditors and reviews the work, of the independent public auditors. The Audit Committee held 2 meeting during the fiscal year ended March 31, 1999.

   The Nominating Committee of the Board of Trustees is composed of Messrs. Long (Chairman), Doherty and Gingiss, none of whom, other than Mr. Doherty, are interested persons of the Trust. The Nominating Committee is authorized to seek, review and recommend to the Board and shareholders candidates for trusteeships to be held by persons who are not interested persons of the Trust. The Nominating Committee held 1 meeting during the fiscal year ended March 31, 1999. At its meeting of May 7, 1999, the Nominating Committee recommended the nominees listed above as persons to be elected as Trustees at the Special Meeting. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders.

   The Executive Committee of the Board of Trustees is composed of Messrs. Becker, Burno, Doherty and Gingiss, all of which, except Mr. Gingiss, are interested persons of the Trust. Mr. Burno, a member of the Executive Committee, is not standing for re-election. The Executive Committee is authorized to exercise such powers and authority of the Board of Trustees, as the Board of Trustees may determine, when the Board of Trustees is not in session and as are consistent with law. The Executive Committee held 1 meeting during the fiscal year ended March 31, 1999.

Trustee Compensation

   Wayne Hummer Management Company, the investment adviser of the Trust, pays the compensation of all Trustees of the Trust, other than Mr. Doherty, who are interested persons of the Trust. Effective January 1, 1999, the Trust pays each Trustee who is not affiliated with the Trust's investment adviser ("Outside Trustees") at the rate of $5,000 per year, plus $500 for each Board or committee meeting attended. Prior to January 1, 1999 the annual retainer paid to Outside Trustees was $2,000 per year. The Trustees of the Trust also serve as trustees of Wayne Hummer Investment Trust and the Outside Trustees receive identical compensation for such service. If the Reorganization becomes effective and the Trust ceases to exist, the annual retainer and per meeting fee to be paid by Wayne Hummer Investment Trust to each Outside Trustee will be increased to $10,000 and $1,000, respectively.

   The following table sets forth the compensation received by each Trustee of the Trust for the fiscal year ended March 31, 1999. The information in the last column of the table sets forth the total compensation received by all trustees for calendar year 1998 for service as a trustee of the Trust and the Wayne Hummer Investment Trust (collectively, the "Hummer Funds"):

                                                              Total Compensation
                                       Aggregate Compensation  Paid to Trustees
      Trustee                              from the Trust     from Hummer Funds
      -------                          ---------------------- ------------------
      Charles V. Doherty..............         $6,000               $9,500
      Joel D. Gingiss.................         $6,000               $9,500
      Patrick B. Long.................         $5,500               $9,000
      Eustace K. Shaw.................         $5,500               $9,000

Officers of the Trust

   The Officers of the Trust are listed below with their ages at May 13, 1999, positions with the Trust, and principal occupations during the past five years.

                         Position with
Name and Age               the Trust    Principal Occupation During Last 5 Years
------------             ------------- -------------------------------------------
David P. Poitras (38)...   President   Vice President, Wayne Hummer Investment
                                       Trust; Vice President, Wayne Hummer
                                       Management Company since May 1992;
                                       Principal, Wayne Hummer Investments L.L.C.;
                                       prior to April 1, 1996, Partner, Wayne
                                       Hummer & Co.; Bond Department Manager,
                                       Wayne Hummer.

Jean M. Maurice (36)....   Treasurer   Treasurer and Secretary, Wayne Hummer
                                       Investment Trust

Robert J. Moran (53)....   Secretary   Partner, Vedder, Price, Kaufman & Kammholz
                                       (law firm)

   Wayne Hummer Management Company pays all compensation of officers of the Trust, other than Mr. Moran. Mr. Moran, the Secretary of the Trust, receives no compensation for acting in such capacity. Vedder, Price, Kaufman & Kammholz, the law firm of which Mr. Moran is a partner is paid legal fees by the Trust, Wayne Hummer Investment Trust, Wayne Hummer Management Company and Wayne Hummer Investments L.L.C. for legal services rendered.

Ownership of Trust Shares

   As of May 13, 1999, the Trustees and officers as a group beneficially owned less than 1% of the outstanding Shares of the Trust. As of May 13, 1999, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 0.71% of the outstanding Shares of the Trust. Messrs. Rowland, Cannova, Reilly, Kratzer and Poitras, as trustees of the Retirement Plan, may be deemed to hold beneficial ownership of the percentage of Shares of the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are also Voting Members of Wayne Hummer Investments L.L.C., the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and Wayne Hummer Management Company, the Trust's Investment Adviser. Messrs. Cannova and Reilly are employed by Wayne Hummer Investments L.L.C.

 THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF
                           EACH OF THE NOMINEES.

                                    ITEM 2

          CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

   The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Trust to adopt certain types of investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are referred to as "fundamental policies." All other policies are non-fundamental and may be changed with Board approval and without a shareholder vote. Certain of the fundamental policies of the Trust have been adopted in the past to reflect regulatory, business or industry conditions that are no longer relevant. Additionally, several of the restrictions have been superseded by the detailed requirements of Rule 2a-7 under the 1940 Act, which applies to "money market funds" such as the Trust, that value their portfolio securities by the amortized cost method. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, the removal, amendment, and/or reclassification as non-fundamental of certain of the Trust's fundamental policies.

   The proposed amendments would:

    (i) simplify and modernize the policies that are required to be fundamental by the 1940 Act;

    (ii) reclassify those fundamental policies that are not required to be fundamental by the 1940 Act as non-fundamental policies; and

    (iii) eliminate fundamental policies that are no longer required by the securities laws of individual states.

   By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding shareholder meetings in order to make further changes in the fundamental policies. The Trustees also believe that the proposals may enhance the flexibility of the investment adviser to manage the Trust in a changing investment environment and increase investment management opportunities available to the Trust.

   As a general matter, if these proposals are not approved, the policies will continue as currently stated. The Board of Trustees will then consider what future action should be taken.

                                   ITEM 2(a)

           ELIMINATION OF THE RESTRICTION ON THE TYPES OF SECURITIES
                         IN WHICH THE TRUST MAY INVEST

   Currently, the fundamental investment policy of the Trust with regard to securities which may be purchased by the Trust states the following:

     The Trust may not purchase any securities other than money market instruments and securities described in the Trust's current prospectus or Statement of Additional Information.

   This policy was adopted by the Trust at its inception and was intended to ensure that the Trust would meet its investment objective (to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity) by limiting the securities which the Trust was permitted to purchase. The Securities and Exchange Commission ("SEC") has subsequently adopted Rule 2a-7 to regulate money market funds, such as the Trust. In part, Rule 2a-7 prescribes and limits the types of securities in which money market funds may invest. As the number of money market funds has increased, the types of securities which are available and eligible for purchase by money market funds has also increased. The Trust and its Adviser have consistently maintained the Trust's investments within the categories permitted by Rule 2a-7.

   In order to provide the Trust with investment flexibility, and because the current policy duplicates and may conflict with Rule 2a-7, it is being proposed that this policy be eliminated.


                       THE BOARD OF TRUSTEES RECOMMENDS

                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                   ITEM 2(b)

                 ELIMINATION OF THE POLICY ON DIVERSIFICATION

   The current fundamental investment policy of the Trust with regard to diversification is as follows:

     The Trust may not purchase the securities (other than of the United States Government, its agencies and instrumentalities) of any one issuer if immediately after such purchase more than 5% of the value of the Trust's total assets (taken at market value at the time of each investment) would be invested in such issuer, except that up to 25% of the value of the Trust's total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation.

   When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in securities of a single issuer despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of the National Securities Markets Improvement Act ("NSMIA"), the states no longer have jurisdiction over the policy of the Trust with regard to investment in the securities of a single issuer.

   This policy restates the general requirements of Section 5(b)(1) of the 1940 Act for an investment company to be classified as a "diversified" investment company. An investment company such as the Trust may not change its classification as a "diversified" investment company to a non-diversified company without the approval of shareholders. Therefore, this policy provides investors with no greater protection than is available to them under the 1940 Act.

   Additionally, Rule 2a-7 prohibits a money market fund from investing more than 5% of its total assets in the securities of any one issuer, and then only issuers of the highest credit rating. That standard is substantially more restrictive than the Trust's current policy. Therefore, it is proposed to eliminate the current policy in order to clarify that the more restrictive requirements of Rule 2a-7 control the Trust's diversification.

   The Board has adopted a non-fundamental policy on diversification to comply with Rule 2a-7. The Board may change this policy without shareholder approval if Rule 2a-7 changes.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(c)

         ELIMINATION OF THE LIMITATION ON INVESTMENT IN ANY ONE ISSUER

   The current fundamental investment policy of the Trust with regard to investment in the securities of a single issuer is as follows:

     The Trust may not purchase more than 10% of any one class of an issuer's outstanding securities, except that such restriction shall not apply to securities of the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or repurchase agreements.

   In general, Section 5(b)(1) of the 1940 Act prohibits a diversified investment companies, such as the Trust, from purchasing more than 10% of the voting securities of a single issuer, as to 75% of the investment company's assets. However, there may be occasions when the Trust would seek to purchase more than 10% of a particularly attractive class of non-voting money market securities of an issuer with a particularly high credit rating. The current policy would have the effect of prohibiting the Trust from engaging in such a transaction, although the transaction would not cause the Trust to be in violation of the 1940 Act or in violation of Rule 2a-7. Therefore, it is proposed that this policy be eliminated in order to provide the Trust with additional investment flexibility.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(d)

         ELIMINATION OF THE PROHIBITION AGAINST INVESTING FOR CONTROL

   The current fundamental policy prohibiting the Trust from investing for control is as follows:

     The Trust may not make investments for the purpose of exercising control or management.

   When this policy was adopted, the Staff of the SEC encouraged investment companies to adopt negative investment policies, such as this policy, which stated that the investment company would not engage in a certain activity, rather than simply requiring investment companies to adopt relevant policies when the investment company did intend to engage in the activity (in this case, investing for control). The SEC has since decided that negative investment policies, such as this policy, are not necessarily desirable and that, in particular, it is no longer necessary for an investment company to adopt a negative policy with regard to investing for control.(/1/)

   Furthermore, the Trust has no intention of investing for control of an issuer; in most cases, it would be impossible for an investor to gain control of an issuer through the purchase of money market instruments, such as those purchased by the Trust. Therefore, it is proposed that this policy be eliminated.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(e)

                 AMENDMENT OF THE POLICY ON PORTFOLIO LENDING

   The current fundamental investment policy of the Trust with regard to the lending of portfolio securities is as follows:

     The Trust may not lend securities in excess of 20% of the Trust's total assets, taken at market value; provided, however, that loans not exceeding 20% of the Trust's total assets may be made if collateral is maintained from the borrower equal at all times to the current market value of the securities loaned.

   The Board of Trustees have approved and recommended that this policy be amended to read as follows:

     The Trust may not lend any of its assets, except portfolio securities. This shall not prevent the Trust from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreement, or engaging in other transactions where permitted by the Trust's investment objective, policies, and limitations or the Trust's Declaration of Trust.

   This amendment would permit the Trust to loan its portfolio securities in accordance with such policies as the Board of Trustees and the Investment Adviser of the Trust may establish from time to time. Of course, such policies would be in accordance with any applicable guidelines issued by the SEC or any other regulatory body having jurisdiction over such transactions. The amendment would also clarify that the policy was not intended to prevent the Trust from purchasing bonds, notes, or other debt securities or entering into transactions otherwise permitted by the Trust's investment objective, policies, and limitations. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

--------
(1) Instruction 3. to Item 4 and Item 12(c) of Form N1-A, Registration Form Used by Open-End Management Investment Companies (1998).

                                   ITEM 2(f)

          ELIMINATION OF THE RESTRICTION ON THE PURCHASE OF SHARES OF
                          OTHER INVESTMENT COMPANIES

   The current fundamental investment policy of the Trust with respect to the purchase of shares of other investment companies is as follows:

     The Trust may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter no more than 10% of the Trust's total assets would be invested in such securities.

   When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in shares of other investment companies despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of the National Securities Markets Investment Act ("NISMIA"), the states no longer have jurisdiction over the policy of the Trust with regard to the purchase of shares of other investment companies.

   Section 12(d) of the 1940 Act generally limits investment by the Trust in the shares of all other investment companies to 10% of the value of the total assets of the Trust. However, there are certain exceptions to this limitation; for example, the Trust would be allowed to invest more than 10% of its total assets in shares of an investment company which does not charge a sales load of more than 1 1/2% of the public offering price of its shares. This would allow the Trust to invest of more than 10% of its total assets, for example, in a specialized money market fund for temporary defensive purposes.

   If the Trust were to invest in other investment companies, as a shareholder of another investment company, the Trust would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Trust bears directly in connection with its own operations. Therefore, investors will bear not only his or her proportionate share of certain expenses of the Trust, but also, indirectly, similar expenses of the other investment company. In the event of investing in other investment companies, the Adviser will consider waiving its fees to reduce or eliminate any duplicative fees.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(g)
                ELIMINATION OF THE PROHIBITION ON INVESTING IN
                         REAL ESTATE OR OIL INTERESTS

   The current fundamental policy of the Trust with regard to real estate and oil interests is as follows:

     The Trust may not purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in reals estate, or interests therein), commodities or commodity contracts, oil or gas interests or other mineral exploration or development programs.

   The Board of Trustees has adopted and recommended that the policy be eliminated and replaced with the following:

   The Trust may not purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein) or commodities or commodity contracts.

   When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in real estate and oil interests, despite the fact that the 1940 Act did not similarly restrict such investments by investment companies. Since the enactment of NSMIA, states no longer have jurisdiction over the policy of the Trust with regard to investment in real estate or oil interests.

   Neither the Trust nor the Adviser has any current intent to invest assets of the Trust in any of the investments prohibited by the current fundamental policy, nor would such investments be permissible for money market funds under Rule 2a-7. However, it is proposed that this policy be eliminated in an effort to modernize and simplify the Trust's investment policies.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(h)

                    ELIMINATION OF THE PROHIBITION AGAINST
                        INVESTING IN UNSEASONED ISSUERS

   The current fundamental policy prohibiting investing in unseasoned issuers is as follows:

     The Trust may not purchase securities of issuers (other than securities of the United States Government, its agencies or instrumentalities) having a record, together with its predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of the Trust's total assets, taken at market value, would be invested in such securities.

   When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in securities of unseasoned issuers, despite the fact that the 1940 Act did not similarly restrict investments by investment companies. Since the enactment of the NSMIA, the states no longer have jurisdiction over the policy of the Trust with regard to investment in the securities of unseasoned issuers.

   Neither the 1940 Act nor Rule 2a-7, which has strict investment requirements for money market funds, prohibits the Trust from investing in unseasoned issuers; instead, the standards of Rule 2a-7 relating to creditworthiness of the issuer would cover the permissibility of investing in securities of a young issuer. Since the Board of Trustees believes that creditworthiness is more relevant to the investment of money market funds, it is proposed that this prohibition be eliminated to provide for increased investment flexibility. Unseasoned issuers, however, have less of a track record. Less financial and other information is available concerning these types of issuers.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(i)

                      ELIMINATION OF FUNDAMENTAL POLICIES
                     ON RESTRICTED AND ILLIQUID SECURITIES
             (WHICH WOULD BE REPLACED BY NON-FUNDAMENTAL POLICIES)

   The current fundamental policy of the Trust regarding investments in restricted securities is as follows:

     The Trust may not invest in securities restricted as to disposition under the federal securities laws (except money market instruments issued under Section 4(2) of the Securities Act).

     The current fundamental policy of the Trust regarding investments in illiquid securities is as follows:

     The Trust may not invest more than 10% of its assets in securities (including repurchase agreement maturing in more than seven days) which are considered illiquid.

   These policies were adopted because, historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Trust, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Trust's portfolio must be "liquid," so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that there is a ready market for many restricted securities which, in fact, can be purchased without jeopardizing the liquidity of the Trust's portfolio.

   Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser, provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

   The Trust's current policy prevents the Trust from acquiring restricted securities, other than Section 4(2) commercial paper, even though they are viewed by the Adviser to be liquid. If this proposal is approved, the Trust will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity. Restricted securities may be less liquid than other securities. Less liquid securities may be difficult or impossible to sell at the time or at a price that the Trust would like. The Trust may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Trust management or performance. The Trust will adopt a non-fundamental policy on restricted securities that will read substantially as follows:

     The Trust may not invest more than 10% of its net assets in securities (including repurchase agreements maturing in more than seven days) which are considered illiquid.

     If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Trust's net assets.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                ITEM 2(j) & (k)

                           AMENDMENT OF POLICIES ON
                BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

   The fundamental investment policy of the Trust with regard to borrowing is as follows:

     The Trust may not borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes, but not for investment purposes or in any amount exceeding 5% of the Trust's total assets, taken at market value.

   In addition to these policies, the Trust has the following policy:

     The Trust may not issue a class of securities which is senior to the Shares, except as provided pursuant to paragraph 14 and in accordance with the Investment Company Act of 1940.

   The Board of Trustees has approved and recommended that these policies be amended and restated to read as follows:

     The Trust may not issue senior securities or borrow money except as a temporary measure for extraordinary purposes and then only in amounts not in excess of 5% of the value of its net assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments.

   Shareholders will vote, as separate items, on amending both the Trust's current policy on borrowing and senior securities. [The proposal requires the approval by shareholders of both item 2(j) and 2(k)].

   While this proposal increases the ability of the Trust to borrow, it still limits borrowings to temporary or emergency purposes. In addition, under the proposal, while any such borrowings exceed 5% of the Trust's total assets, no additional purchases of investment securities could be made by the Trust. If, due to market fluctuations or other reasons, the value of the Trust's assets falls below 300% of its borrowings, the Trust would reduce its borrowings within three (3) business days. To do this, the Trust may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Any borrowing by the Trust would increase the Trust's volatility and the risk of loss in a declining market. Also, as a matter of clarification, the proposal prohibits the issuance of senior securities as defined in the 1940 Act, but excludes permitted borrowings from the definition of "senior securities." Finally, the proposal allows the Trust to invest in reverse repurchase agreements. Reverse repurchase agreements involve the risk that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of the securities sold to the Trust may decline below the price of the securities the Trust is obligated to repurchase and that the securities may not be returned to the Trust.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(l)

                          AMENDMENT OF THE POLICY ON
                         PLEDGING PORTFOLIO SECURITIES

   The current fundamental investment policy of the Trust with regard to the pledging of portfolio securities is as follows:

     The Trust may not mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (9) [the policy on lending of portfolio securities] above), as security for indebtedness, any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in paragraphs (15) and (16) above [the policies on borrowing by the Trust], and then such mortgaging, pledging or hypothecating may not exceed 15% of the Trust's total assets.

     The Board of Trustees has approved and recommended that this policy be amended to read as follows:

     The Trust may not mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (3) [the policy on lending of portfolio securities] above), as security for indebtedness, any securities owned or held by the Trust except as may be necessary in connection with borrowings permitted under the investment policies of the Trust.

   The purpose of this amendment is to remove the limitation of 15% of the Trust's total assets upon the amount of portfolio securities which may be pledged. When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in shares of other investment companies despite the fact that the 1940 Act did not place an explicit limitation on the lending of portfolio securities. Since the enactment of NSMIA, the state no longer have jurisdiction over the policy of the Trust with regard to the pledging of portfolio securities.

   The proposed amendment will permit the pledging of securities in any amount to secure borrowings of the Trust which are permitted under the 1940 Act and the Trust's investment policies and limitations. The 1940 Act and the investment policy of the Trust (as it is proposed that such policy be amended, below) permit the Trust to borrow up to one-third of its assets. However, the proposed investment policy on borrowing would permit the Trust to borrow only as a temporary or emergency measure or to enable the Trust to meet redemption demands when the liquidation of portfolio securities is disadvantageous. Any borrowing by the Trust would increase the Trust's volatility and the risks of loss in a declining market.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                   ITEM 2(m)

  ELIMINATION OF THE PROHIBITION AGAINST PURCHASING SECURITIES OF ISSUERS IN
                WHICH AFFILIATES OF THE TRUST HOLD AN INTEREST

   The current fundamental investment policy of the Trust with regard to purchasing securities of issuers in which affiliates of the Trust hold an interest is as follows:

     The Trust may not purchase or retain securities of any issuer employing, as an officer or director, any person serving as an officer or Trustee of the Trust, or purchase or retain the securities of any issuer, if, to the Trustees' knowledge, those officers, directors or Trustees of the Trust or its Investment Adviser who individually either directly or indirectly own, control or hold with power to vote more than 0.5% of the outstanding securities of such issuer, together own directly or indirectly, control or hold with power to vote more than 5% of such outstanding securities.

   When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investment in securities of issuers in which affiliates of the Trust hold an interest, despite the fact that the 1940 Act had a different standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the policy of the Trust with regard to the investment in securities of issuers in which affiliates of the Trust hold an interest.

   Section 17(d) of the 1940 Act generally prohibits affiliates of an investment company such as the Trust from jointly participating in any enterprise with their affiliated investment company. This prohibition has been interpreted by the SEC to include the purchase by an investment company of securities of issuers affiliated with directors or officers of the investment company, unless such purchase is pursuant to an exemptive order issued by the SEC.

   It is proposed that this investment policy be eliminated since it is duplicative and may conflict with Section 17(d) of the 1940 and the policies of the SEC thereunder.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                    ITEM 3.

              APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

   At its meeting of January 23, 1999, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached hereto as Annex A. (The Reorganization Agreement was amended and restated by the Board of Trustees at its meeting of May 7, 1999 to delay its Effective Date, as described below). The Reorganization Agreement provides for the reorganization (the "Reorganization") of the Money Market portfolio of the Trust into a newly created money market series of Wayne Hummer Investment Trust. The Trust and Wayne Hummer Investment Trust both are Massachusetts business trusts who have Wayne Hummer Management Company as their investment adviser and Wayne Hummer Investments L.L.C. as the distributor of their shares. Wayne Hummer Investment Trust presently issues shares in two portfolios: the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund.

   The purpose of the Reorganization is to assimilate the Trust's Money Market portfolio into Wayne Hummer Investment Trust so as to achieve savings and operating efficiencies by providing increased standardization of documents and operational policies and to realize certain economics of scale. The Board considered all issues which the Trustees believe to be material associated with the Reorganization and determined that the Reorganization is in the best interests of the shareholders and that existing shareholders will not be diluted as a result of the Reorganization. Upon completion of the Reorganization, Wayne Hummer Investment Trust will have three investment portfolios, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, the shares of which will be sold using a single prospectus.

   The Reorganization contemplates that (i) the Trust's Money Market portfolio (the "Fund") will transfer all its assets to a newly created money market series ("New Fund") of Wayne Hummer Investment Trust in exchange for shares of the New Fund and the assumption by the New Fund of certain of the liabilities of the Fund; (ii) distribution by the Fund to each shareholder of the Fund of a number of New Fund shares (including any fractional shares) equal in value and number to such shareholder's shares of the Fund in exchange for their shares of the Fund; and (iii) the subsequent termination of the Fund (and the Trust) and cancellation of all shares of the Fund.

   If shareholders do not approve the reorganization, the Fund will continue in business as the sole outstanding portfolio of the Trust.

Procedures for the Reorganization

   In connection with the Reorganization, after the close of business on the date of effectiveness of the Reorganization (the "Effective Date") but prior to its completion, one share of the New Fund will be issued to the Fund. The Fund, as the sole shareholder of the New Fund, will then take the following actions:

     (1) Approve the amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust (if authorized by the Trust's shareholders as set forth in Item 4 of this Proxy Statement).

     (2) Ratify the selection of Ernst & Young LLP as auditors for the New Fund for the year ending March 31, 2000.

     (3) Ratify the election as board members of Wayne Hummer Investment Trust the same persons who are nominated as Board Members of the Trust in
  Item 1 (if such persons are approved by shareholders).

   Thereafter, on the Effective Date, the Fund will transfer all its assets to the New Fund in exchange for shares of New Fund and the assumption by New Fund of the liabilities of the Fund, the Fund will distribute to each shareholder of the Fund shares of the New Fund in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder and having the same net asset value per share as the net asset value per share of the shares the Fund on the Effective Date, the shares of the Fund owned by the shareholder will be canceled and the Fund and Trust will then terminate. A shareholder of the Fund will therefore acquire the same pro rata interest in the New Fund as of the Effective Time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The New Fund will then operate in the same manner and with the same investment objectives and policies as those of the Fund, giving effect to the results of the shareholder votes on the other items, including the change of fundamental investment policies in Item 2.

   Confirmations of the shares of the New Fund received in the Reorganization in exchange for shares of the Fund will not be issued to shareholders because the number and value of shares held by a shareholder will not be changed by the Reorganization.

   If approved by shareholders of the Fund, it is expected that the Reorganization will be made effective at the close of business on July 30, 1999, but it may be effective at a different time.

Certain Comparative Information about the Trust and Wayne Hummer Investment
Trust

   The Agreement and Declaration of Trust ("Declaration of Trust") of the Trust and Wayne Hummer Investment Trust are substantially similar. The shareholders of Wayne Hummer Investment Trust, however, are considering authorizing an amendment to the Wayne Hummer Investment Trust's Declaration of Trust ("Amendment") at a special meeting to be held June 30, 1999. The Amendment would permit the Trustees of Wayne Hummer Investment Trust, without further shareholder action, to issue one or more additional classes of shares in each presently outstanding or future portfolio of Wayne Hummer Investment Trust, having such preferences or special or relative rights and privileges as the Trustees may determine.

   The purpose of the Amendment would be to permit Wayne Hummer Investment Trust to make its shares available with a variety of different distribution and service arrangements, with related differences in fees. These arrangements would be intended (1) to enable investors to choose the service and fee arrangements best suited to their individual preferences and (2) to encourage registered representatives of Wayne Hummer Investments L.L.C. and of other securities firms to offer shares of the various portfolios of Wayne Hummer Investment Trust, by making them more directly competitive with funds offered by other sponsors. To the extent this leads to increased sales of Wayne Hummer Investment Trust's shares, Wayne Hummer Investment Trust and its shareholders may also benefit from greater investment flexibility for Wayne Hummer Investment Trust and, to the extent of any increase in the size of Wayne Hummer Investment Trust, possible reductions in operating expense ratios due to economies of scale. Wayne Hummer Investment Trust has no present intention of creating additional classes of shares for any other purposes. Any such additional class of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of Wayne Hummer Investment Trust. All classes of shares would vote together as a single class at meetings of shareholders, except that shares of a class which is affected by any matter materially differently from shares of other classes would vote as a separate class and holders of shares of a class not affected by a matter will not vote on that matter. There is no present intention that Wayne Hummer Investment Trust will create additional classes of shares for any of its portfolios if the Amendment is authorized or that, if additional classes of shares are authorized in the future, the shares of the New Fund would be included. Further, the terms of any such arrangement and the determination whether to implement it would be made in light of then existing business conditions.

Federal Income Tax Consequences

   It is anticipated that the transactions contemplated by the Reorganization will be tax-free for federal income tax purposes. It is a condition of closing of the Reorganization that at the Effective Date, the Trust shall have received an opinion of Vedder, Price, Kaufman & Kammholz, that under the Internal Revenue Code of 1986 the reorganization of the Fund into the New Fund pursuant to the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the Trust, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the New Fund after the Reorganization will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the New Fund received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets

   The Reorganization is contingent upon the shareholders authorizing the approval of the amended Investment Advisory and Management Agreement between Wayne Hummer Management Company and Wayne Hummer Investment Trust as provided in Item 4.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

                                    *  *  *

                                    ITEM 4

     APPROVAL OF THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

   Wayne Hummer Management Company (the "Adviser") has served as the investment adviser to the Trust since the Trust's inception in 1982. The Adviser has also served, since 1983, as the investment adviser to Wayne Hummer Investment Trust ("Investment Trust"), pursuant to an Investment Advisory and Management Agreement dated December 15, 1983, most recently amended November 24, 1992 (the "Advisory Agreement"). If the Reorganization is approved and the Money Market portfolio of the Trust is reorganized into a newly created series of the Investment Trust ("New Fund"), it has been proposed that the Advisory Agreement be amended to include the New Fund as a series of the Investment Trust subject to the Advisory Agreement. At its meeting on January 23, 1999, the Board of Trustees of the Trust voted to so amend the Advisory Agreement; and further recommend that the shareholders of the Trust, in conjunction with the Reorganization, authorize the Money Market portfolio of the Trust, as the sole shareholder of the New Fund, to vote its share in favor of approval of the Advisory Agreement (the "Amended Advisory Agreement").

   With certain exceptions, the Amended Advisory Agreement insofar as it relates to the New Fund is substantially the same as the current Investment Advisory and Management Agreement between the Money Market portfolio of the Trust and Wayne Hummer Management Company (the "Current Agreement"). The duties and responsibilities of the Adviser to the New Fund would be substantially the same as under the Current Agreements, as are the fees which will be paid to the Adviser for the performance of these duties and responsibilities. Under each Agreement, the Adviser receives the following advisory fees from the Fund or the New Fund:

                                                                  Advisory Fee
                                                                (as a percentage
                                                                of average daily
      Average Daily Net Assets of the Portfolio                   net assets)
      -----------------------------------------                 ----------------
      Up to $500 million......................................       0.50%
      In excess of $500 million, but not exceeding $750
       million................................................       0.425%
      In excess of $750 million, but not exceeding $1 billion.       0.375%
      In excess of $1 billion, but not exceeding $1.5 billion.       0.35%
      In excess of $1.5 billion, but not exceeding $2 billion.       0.325%
      In excess of $2 billion, but not exceeding $2.5 billion.       0.30%
      In excess of $2.5 billion...............................       0.275%

   The Amended Advisory Agreement would continue in force from year to year so long as its continuance is specifically approved by the Board for each Portfolio of the Wayne Hummer Investment Trust in the manner required by the Investment Company Act of 1940. The continuance of the Advisory Agreement was last approved by the Board of Trustees of the Wayne Hummer Investment Trust on May 7, 1999. The Advisory Agreement was last submitted to shareholders for approval on July 19, 1988. The Current Agreement between the Adviser is dated March 11, 1982 and was last approved by the Board on May 1, 1998 and by shareholders on December 13, 1990.

   The Amended Advisory Agreement may be terminated with respect to any or all of the Portfolios of the Wayne Hummer Investment Trust by the Trust or by the Adviser upon 60 days' notice. (These terms are substantially the same as the corresponding terms of the Current Agreement.)

   The Amended Advisory Agreement does not differ from the Current Agreement in any material respect.

   The Board of Trustees of the Trust believes that the authorization of the Agreement is in the best interests of the Trust and recommends a vote in favor of the proposal.

Investment Adviser

   The Adviser is an Illinois corporation and a registered investment adviser under the Investment Adviser's Act of 1940. In addition to advising the Trust, the Adviser acts as investment adviser to the Wayne Hummer Investment Trust, an investment company with approximately $159.8 million in aggregate net assets offered in two investment portfolios, the Wayne Hummer Income Fund ("Income Fund") and the Wayne Hummer Growth Fund ("Growth Fund"), and to various private and pension accounts with aggregate assets of approximately $578 million. All of the outstanding shares of the Adviser are owned pro rata by those persons who hold voting membership interests in Wayne Hummer Investments L.L.C. The principal offices of the Adviser and Wayne Hummer Investments L.L.C. are located at 300 South Wacker Drive, Chicago, Illinois 60606. For the fiscal year ended March 31, 1999, advisory fees paid by the Trust were $1,587,540.

   The Adviser also furnishes portfolio accounting services to the Trust pursuant to a written agreement ("Accounting Agreement"). Such services include maintaining for the Trust and its portfolios books, accounts, ledgers and journals, preparing daily trial balances, pricing the Trust's portfolio securities, and preparing required financial and other reports. For rendering such services, each portfolio of the Trust pays the Adviser (i) an equipment fee of $50 per month, and (ii) a fee, accrued daily and paid monthly, equal to 1/100th of 1% of the daily net assets of the portfolios, not to exceed $15,000 per annum. The Adviser also is reimbursed monthly by each portfolio for its approximate out-of-pocket costs of obtaining certain pricing, software and related services. For the year ended March 31, 1999, the Adviser was paid aggregate fees of $15,600 and was reimbursed $9,707 pursuant to the Accounting Agreement.

   The outstanding shares of the Adviser are owned by those persons who are "voting members" of Wayne Hummer Investments L.L.C., the distributor of the Trust's shares, in proportion to their ownership of such membership interests. Philip Hummer, William A. Rogers and Steven R. Becker, the holders of the three largest voting membership interests in Wayne Hummer Investments L.L.C., own 7.73%, 6.98% and 6.40% of such voting membership interests, respectively.

   The directors of the Adviser are H. Flagg Baum, Philip W. Hummer, William
A. Rogers, Steven R. Becker and Philip M. Burno, all of whom are voting members of Wayne Hummer Investments, L.L.C. and are principally engaged in that firm's securities brokerage business. Mr. Rowland, president of the Adviser, serves as the Adviser's principal executive officer and owns 3.78% of the voting membership interests in Wayne Hummer Investments L.L.C.

   The initial organizational expenses of the New Fund and all expenses relating to the initial registration of the New Fund's shares will be paid by the New Fund. Such costs and expenses are anticipated to be approximately $15,000.

   As of March 31, 1999, the Growth Fund had net assets of $139,493,694 and the Income Fund had net assets of $20,327,381. The Growth Fund pays the Adviser a fee equal to .80 of 1% of the first $100 million of average daily net assets and .65 of 1% of the next $150 million of average daily net assets. The Income Fund pays the Adviser a fee equal to .50 of 1% of the first $250 million of average daily net assets. For the year ended March 31, 1999, the Growth Fund and the Income Fund paid the Adviser advisory fees of $1,030,442 and $103,836, respectively.

   The approval of the Advisory Agreement is contingent upon the shareholders approving the Reorganization as provided in Item 3.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                                    *  *  *

                            ADDITIONAL INFORMATION

Quorum and Voting Requirements

   Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee. For Items 2 and 4, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities of the Trust present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities of the Trust, whichever is less, is required to approve the amendment of the investment policies of the Trust, and to authorize the Trust as the sole shareholder of the New Fund, to approval of the amended Investment Advisory and Management Agreement between Wayne Hummer Investment Trust and Wayne Hummer Management Company. For Item 3, the favorable vote of the holders of a majority (more than 50%) of the outstanding shares of the Trust is necessary to authorize the Reorganization.

   Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

   Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

   In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of a majority of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

   For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

   If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares of the Trust present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

Proposals of Shareholders

   As a Massachusetts business trust, the Trust is not required to hold annual meetings, but will hold special meetings as required or deemed desirable. In addition, if Item 3 is approved, the Wayne Hummer Investment Trust, as a Massachusetts business trust, likewise is not required to hold an annual meeting, but will hold special meetings as required or deemed desirable. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders should send such proposal to the Trust or the Wayne Hummer Investment Trust (if Item 3 is approved) at 300 South Wacker Drive, 15th Floor, Chicago, Illinois 60606. To be considered for presentation at a shareholders meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not mean that such proposal will be included.

5% Shareholders

   On May 13, 1999 there were no persons known to the Trust who own, control or hold with the power to vote 5% or more of the Trust's outstanding voting securities.

Distributor

   Wayne Hummer Investments L.L.C., a Delaware limited liability company, is the Distributor of the Trust's shares. Wayne Hummer Investments L.L.C. is a federally registered broker/dealer, a member of the National Association of Securities Dealers and a member of the New York, American and Chicago Stock Exchanges.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

   No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

   SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees

                                          Robert J. Moran
                                          Secretary

May 21, 1999

                                                                     APPENDIX A

                             AMENDED AND RESTATED
                     AGREEMENT AND PLAN OF REORGANIZATION

   Wayne Hummer Money Fund Trust ("WHMFT"), a Massachusetts business trust, on behalf of its series of shares designated Money Market Portfolio (the "Fund") and Wayne Hummer Investment Trust ("WHIT"), a Massachusetts business trust, on behalf of its series of shares designated Wayne Hummer Money Market Fund (the "New Fund"), agree upon the following plan of reorganization (the "Plan"):

     1. The Fund shall transfer to the New Fund all of the assets of the Fund (including the share(s) of the New Fund owned by the Fund, which shall be canceled), in exchange for which the New Fund shall simultaneously assume all of the liabilities of the Fund, and shall issue to the Fund a number of New Fund shares equal in number and net asset value to the number and net asset value of shares (including fractional shares) of the Fund then outstanding. The Fund then will distribute to each registered shareholder of the Fund shares of the New Fund in a number and net asset value equal to the number and net asset value of shares (including any fractional share) of the Fund then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of the Fund.

     2. The distribution to the shareholders of the Fund shall be accomplished by establishing an account on the share records of the New Fund in the name of each registered shareholder of the Fund, and crediting that account with a number of shares of the New Fund equal to the number of shares (including any fractional share) of the Fund owned of record by the shareholder at the time of the distribution.

     3. Promptly thereafter, the Fund shall be completely liquidated and WHMFT shall be terminated.

     4. The closing of the transaction in section 1 above shall occur at the close of business on July 30, 1999, at the offices of WHIT, or at such other date, time or place as may be agreed upon by the parties.

     5. The obligations of WHMFT and WHIT to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

       a. All necessary filings shall have been made with the Securities and Exchange Commission and state securities commissions and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by this Plan.

       b. WHMFT and WHIT each shall have received an opinion from its legal counsel substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the Fund upon the transfer of its assets and liabilities to the New Fund or upon the distribution to its shareholders of shares of the New Fund received as a result of such transfer; (ii) the tax basis of the assets of the Fund in the hands of the New Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer;
    (iii) the holding period of the assets of the Fund transferred to the New Fund will include the period during which such assets were held by the Fund; (iv) no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund in exchange for shares of the New Fund and the assumption by the New Fund of the liabilities and obligations of the Fund; (v) no gain or loss will be recognized by the shareholders of the Fund upon receipt of the shares of the New Fund;
    (vi) the basis of the shares of the New Fund received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (vii) the holding period of shares of the New Fund received by the shareholders of the Fund will include the holding period of the shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets; and as to such other matters as it may reasonably request. WHMFT and WHIT will cooperate in providing such legal counsel with reasonable and customary representations regarding the Fund, New Fund actions contemplated by this Plan, and such other matters as reasonably requested.

       c. This Plan and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding shares of WHMFT entitled to vote thereon as required by law at the time such vote is taken.

       d. New Fund will have been formed for the sole purpose of effecting the actions contemplated by this Plan and will conduct no business other than that which is necessary to effect this Plan.

       e. The Trustees of WHIT shall have authorized, and the New Fund shall have issued, one share of the New Fund to the Fund in consideration of the payment equal to the net asset value of one share of the Fund on the day of the Closing for the purpose of enabling the Fund to approve as sole shareholder of the New Fund the investment management agreement between WHIT and Wayne Hummer Management Company, for the New Fund; such approval shall have taken place and the New Fund shall have become subject to said agreement in accordance with the terms thereof.

     At any time prior to the Closing, any of the foregoing conditions may be waived by the WHMFT and the WHIT if such a waiver will not have a material adverse effect on the interests of the shareholders of the Fund or the New Fund, as the case may be.

     6. This agreement may be amended at any time, and may be terminated at any time before the completion of the transaction in section 1, regardless of whether or not this agreement and plan of reorganization has been approved by the shareholders of the Fund, by agreement of WHMFT and WHIT, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Fund. In any case, this agreement and plan of reorganization may be terminated by either WHMFT or WHIT, if the transaction in section 1 has not occurred by the close of business on September 30, 1999.

     7. A copy of the Declaration of the Trust of each of WHMFT and WHIT is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of WHMFT and WHIT as the trustees of WHMFT and WHIT, respectively, and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of either WHMFT or WHIT individually, but binding only upon the assets and property of the New Fund.

     8. At any time after the completion of the transaction in section 1, WHMFT acting through its officers, or if then dissolved through its last officers, shall execute and deliver to WHIT, such additional instruments of transfer or other written assurances as WHIT may reasonably request in order to vest in WHIT, acting for the New Fund, title to the assets transferred by the Fund under this agreement.

     9. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of section 7 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

Dated: May 7, 1999
                                          Wayne Hummer Money Fund Trust.

                                          By:
                                                     David P. Poitras
                                                         President

                                          Wayne Hummer Investment Trust.

                                          By:
                                                     Thomas J. Rowland
                                                         President

                         WAYNE HUMMER MONEY FUND TRUST

Investment Adviser
WAYNE HUMMER MANAGEMENT COMPANY
300 South Wacker Drive
Chicago, Illinois 60606

Distributor
WAYNE HUMMER INVESTMENTS L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

                        WAYNE HUMMER MANAGEMENT COMPANY
                        300 SOUTH WACKER DR., 14th FLOOR
                               CHICAGO, IL  60606

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                         WAYNE HUMMER MONEY FUND TRUST
                          TO BE HELD ON JUNE 30, 1999

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Wayne Hummer Money Fund Trust hereby appoint Steven R. Becker or Charles V. Doherty, or either of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Wayne Hummer Money Fund Trust, 300 South Wacker Drive, 14th Floor, Chicago, Illinois 60606, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 30, 1999, at 10:00 a.m., and at any adjournments thereof.

     The attorneys named will vote the shares represented by this voting instruction/proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this voting instruction/proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     THIS VOTING INSTRUCTION/PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WAYNE HUMMER MONEY FUND TRUST. THIS VOTING INSTRUCTION/PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION/PROXY WILL BE VOTED "FOR" THE PROPOSALS.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET:
CALL TOLL FREE:  1-800-690-6903 OR VISIT THE WEBSITE AT www.proxyvote.com

     Please sign this voting instruction/proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                            YOUR VOTE IS IMPORTANT.

     Please complete, sign and return this card as soon as possible.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

    THIS VOTING INSTRUCTION/PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WAYNE HUMMER MONEY FUND TRUST

The Board of Trustees recommends a vote FOR each of the following:

Vote on Trustees

                                               For    Withhold     For All
                                               All      All        Except
                                              [  ]     [   ]        [   ]



1.  To elect (01) Steven R. Becker,
    (02) Charles V. Doherty,
    (03) Joel D. Gingiss,
    (04) Patrick B. Long,
    (05) David P. Poitras,
    (06) James J. Riebandt and
    (07) Eustace K. Shaw as
    Trustees of the Trust.

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

_____________________________


Vote on Proposals                               For    Against   Abstain
2.   To approve or disapprove of changes
     to the Trust's fundamental investment
     policies of the Funds.

     a.   Types of securities                   [   ]    [   ]     [   ]

     b.   Diversification                       [   ]    [   ]     [   ]

     c.   Investment in one issuer              [   ]    [   ]     [   ]

     d.   Investing for control                 [   ]    [   ]     [   ]

     e.   Portfolio lending                     [   ]    [   ]     [   ]

     f.   Other investment companies            [   ]    [   ]     [   ]

     g.   Investment in real estate or oil
          interests                             [   ]    [   ]     [   ]

     h.   Unseasoned issuers                    [   ]    [   ]     [   ]

     i.   Restricted and illiquid securities    [   ]    [   ]     [   ]

     j.   Borrowing securities                  [   ]    [   ]     [   ]

     k.   Senior securities                     [   ]    [   ]     [   ]

     l.   Pledging portfolio securities         [   ]    [   ]     [   ]

     m.   Securities of issuers in which
          affiliates of the Trust hold
          an interest                           [   ]    [   ]     [   ]

3.   To approve or disapprove the Agreement
     and Plan of Reorganization.                [   ]    [   ]     [   ]

4.   To approve or disapprove the Amended
     Investment Advisory and Management
     Agreement.                                 [   ]    [   ]     [   ]


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Signature [PLEASE SIGN WITHIN BOX]                   Date


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Signature (Joint Owners)                     Date